Exhibit 32

                         BOL BANCSHARES, INC.

              CERTIFICATION OF PERIODIC FINANCIAL REPORT

                Pursuant to 18 U.S.C. Section 1350

	Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of BOL Bancshares, Inc. ("Company") certifies that the quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  August 13, 2009			/s/ G. Harrison Scott
                                    G. Harrison Scott
						Chairman





Date:  August 13, 2009			/s/ Peggy L. Schaefer
                              	Peggy L. Schaefer
                                    Treasurer